EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Elie Saltoun, the Chairman, CEO, and Treasurer of Lexicon United Incorporated (the "Company"), DOES HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of November, 2005.


                                                     /S/  ELIE SALTOUN
                                                     ---------------------------
                                                     Elie Saltoun
                                                     Chairman, CEO and Treasurer


A signed original of this written statement required by Section 906 has been provided to Lexicon United Incorporated and will be retained by Lexicon United Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.


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